UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2024
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) On December 19, 2024, FactSet held its 2024 Annual Meeting of Stockholders (the "Meeting").
(b) The four proposals described below were submitted to the Company's stockholders at the Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are also set forth below.
Proposal 1: To elect four members to FactSet's Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Siew Kai Choy	32,024,834	402,055	18,444	2,374,125
Laurie G. Hylton	32,386,378	40,049	18,906	2,374,125
Lee Shavel	32,203,893	220,758	20,682	2,374,125
Elisha Wiesel	32,301,928	124,187	19,218	2,374,125
The four nominees were elected to FactSet's Board of Directors. Siew Kai Choy, Laurie G. Hylton, Lee Shavel, and Elisha Wiesel will serve as directors until the Company's 2025 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The other directors of the Company whose terms of office continued after the Meeting are Robin Abrams, Barak Eilam, Malcolm Frank, James J. McGonigle, Laurie Siegel, F. Philip Snow, and Maria Teresa Tejada.

Proposal 2: To ratify the appointment of the accounting firm of Ernst & Young LLP as FactSet's independent registered public accounting firm for the fiscal year ending August 31, 2025.

For	34,469,967
Against	337,869
Abstain	11,622
The appointment of Ernst & Young LLP was ratified.

Proposal 3: To approve, on a non-binding advisory basis, the fiscal 2024 compensation of the Company's named executive officers.

For	30,661,628
Against	1,752,686
Abstain	31,019
Broker Non-Votes	2,374,125
The fiscal 2024 compensation of FactSet's named executive officers was approved by a non-binding advisory vote.

Proposal 4: To vote, on a non-binding advisory basis, on a stockholder proposal for a 15% ownership threshold for special meetings of the stockholders of the Company.

For	15,566,946
Against	16,826,036
Abstain	52,351
Broker Non-Votes	2,374,125
The stockholder proposal was not approved by the Company's stockholders by a non-binding advisory vote.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

December 20, 2024	By:	/s/ HELEN L. SHAN
Helen L. Shan Executive Vice President, Chief Financial Officer (Principal Financial Officer)